                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                                August 30, 1995
                   ----------------------------------------
               Date of Report (Date of Earliest Event Reported)


                          INTERNATIONAL PAPER COMPANY
                       ---------------------------------
            (Exact name of Registrant as specified in its charter)


New York                        1-3157                       13-0872805
- -------------                   ---------                   ------------
(State of                       (Commission                  (IRS Employer
Incorporation)                  File)                        Identification
                                                             Number)

                  Two Manhattanville Road, Purchase, NY 10577
                  -------------------------------------------
                   (Address of Principal executive offices)


                                 914-397-1500
                                 ------------
                                (Telephone No.)


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        N/A

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        N/A

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        N/A

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        N/A

ITEM 5. OTHER EVENTS

        N/A

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

        N/A


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements:

        N/A

        (b) Pro Forma Financial Information:

                                        2

             INTERNATIONAL PAPER COMPANY AND SUBSIDIARIES
        PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

The following unaudited pro forma condensed consolidated statements of earnings for the six months ended June 30, 1995 and the year ended December 31, 1994 and the related pro forma adjustments described in the accompanying footnotes, present the combined results of the continuing operations of the Company and Carter Holt Harvey, Ltd.; Carpenter Paper Company; Seaman-Patrick Holding Company; MICARTA, a division of Westinghouse; Papetries de Lana; and the inks and adhesive resins business of DSM.

The acquisition of 26.5% of Carter Holt Harvey, Ltd. (CHH) common stock was completed on April 20, 1995, thereby increasing the Company's total ownership in CHH to 50.3% (50.2% on a fully diluted basis). CHH was accounted for under the equity method in the Company's historical financial statements until May 1, 1995, at which time the Company began consolidating CHH's financial statements. CHH is consolidated for all periods in the accompanying pro forma statements of earnings.

The assets of Carpenter Paper Company and Seaman-Patrick Holding Company were acquired on January 31, 1995 in exchange for International Paper common stock. The common stock of Papetries de Lana was acquired on July 6, 1995. The acquisitions of MICARTA and DSM are probable and are expected to be completed during the third quarter of 1995.

A pro forma balance sheet as of June 30, 1995 has not been prepared as the majority of acquisitions are included in the Company's June 30, 1995 consolidated balance sheet.

The pro forma statements of earnings are prepared as if the transactions occurred as of the beginning of each respective period. The pro forma adjustments are based on available information, estimated purchase price allocations and certain assumptions that the Company believes are reasonable. There can be no assurance that the assumptions and estimates will be realized. The pro forma statements of earnings do not purport to represent the Company's actual results of operations if the transactions described above would have occurred at the beginning of the respective periods. In addition, they are not indicative of future results.

The pro forma statements of earnings should be read in conjunction with the Company's historical financial statements and related notes thereto.

                                    3

             INTERNATIONAL PAPER COMPANY AND SUBSIDIARIES
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                    SIX MONTHS ENDED JUNE 30, 1995
                  (In Millions Except Per Share Data)

                               UNAUDITED

                                       International Acquired                     Pro Forma
                                           Paper       Businesses    Pro Forma       Condensed
                                        (Historical)  (Historical)  Adjustments(a)  Consolidated
                                        ------------  ------------  -----------     ------------
NET SALES                      $9,576         $765          $  -          $10,341
                                           ------         ----          ----          -------
COSTS AND EXPENSES

   Cost of products sold     6,756          438            19 (b)        7,213
   Depreciation and amortization       498           37             5 (c)          540
   Distribution expenses                      384           27            (1)(d)          410
   Selling and administrative
     expenses                                 650          122             -              772
   Taxes other than payroll
     and income taxes                          86            2             -               88
                                           ------         ----          ----          -------
     Total Costs and Expenses               8,374          626            23            9,023
                                           ------         ----          ----          -------
EARNINGS BEFORE INTEREST, INCOME
TAXES AND MINORITY INTEREST                 1,202          139           (23)           1,318

  Interest expense, net                       242           22            30 (f)          294
                                           ------         ----          ----          -------
EARNINGS BEFORE INCOME TAXES AND
MINORITY INTEREST                             960          117           (53)           1,024

  Provision for income taxes                  341           21           (21)(g)          341
                                           ------         ----          ----          -------
EARNINGS BEFORE MINORITY INTEREST             619           96           (32)             683

  Minority interest expense, net
  of taxes                                     57            -            47 (h)          104
                                           ------         ----          ----          -------
EARNINGS BEFORE CUMULATIVE
EFFECT OF ACCOUNTING CHANGE                $  562         $ 96          $(79)         $   579
                                           ======         ====          ====          =======
EARNINGS PER COMMON SHARE BEFORE
CUMULATIVE EFFECT OF ACCOUNTING CHANGE     $ 4.44         $  -          $  -          $  4.57
                                           ======         ====          ====          =======
AVERAGE SHARES OF COMMON
STOCK OUTSTANDING                           126.6            -             -            126.6
                                           ======         ====          ====          =======

See accompanying Notes to Pro Forma Condensed Consolidated Statements of
Earnings.


                                    4

                INTERNATIONAL PAPER COMPANY AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                        YEAR ENDED DECEMBER 31, 1994
                     (In Millions Except Per Share Data)

                                 UNAUDITED

                                       International Acquired                     Pro Forma
                                            Paper      Businesses    Pro Forma       Condensed
                                        (Historical)  (Historical)  Adjustments(a)  Consolidated
                                       -------------  ------------  -----------     ------------
NET SALES                                 $14,966       $1,935        $   -            $16,901
                                          -------       ------        -----            -------
COSTS AND EXPENSES

   Cost of products sold                   11,092        1,120           44 (b)         12,256
   Depreciation and amortization              885           90           10 (c)            985
   Distribution expenses                      692           71           (1)(d)            762
   Selling and administrative
     expenses                               1,082          356           (2)(e)          1,436
   Taxes other than payroll
     and income taxes                         151            4            -                155
                                          -------       ------        -----            -------
     Total Costs and Expenses              13,902        1,641           51             15,594
                                          -------       ------        -----            -------
EARNINGS BEFORE INTEREST, INCOME
TAXES AND MINORITY INTEREST                 1,064          294          (51)             1,307

   Interest expense, net                      349           56           87 (f)            492
                                          -------       ------        -----            -------
EARNINGS BEFORE INCOME TAXES AND
MINORITY INTEREST                             715          238         (138)               815

    Provision for income taxes                236           65          (54)(g)            247
                                          -------       ------        -----            -------
EARNINGS BEFORE MINORITY INTEREST             479          173          (84)               568

    Minority interest expense,
    net of taxes                               47            2           85 (h)            134
                                          -------       ------        -----            -------
EARNINGS BEFORE CUMULATIVE
EFFECT OF ACCOUNTING CHANGE               $   432       $  171        $(169)           $   434
                                          =======       ======        =====            =======
EARNINGS PER COMMON SHARE BEFORE
CUMULATIVE EFFECT OF ACCOUNTING CHANGE       3.46       $    -        $   -            $  3.46
                                          =======       ======        =====            =======
AVERAGE SHARES OF COMMON
STOCK OUTSTANDING                           124.9            -          0.5 (i)          125.4
                                          =======       ======        =====            =======


See accompanying Notes to Pro Forma Condensed Consolidated Statements of
Earnings.

                                    5

                INTERNATIONAL PAPER COMPANY AND SUBSIDIARIES
                                  NOTES TO
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(a) The unaudited pro forma condensed consolidated statements of earnings adjust the historical Company amounts to reflect the acquisition and / or probable acquisition of various businesses accounted for under the purchase method. The acquired businesses are Carter Holt Harvey, Ltd.; the assets of Carpenter Paper Company and Seaman-Patrick Holding Company; MICARTA, a division of Westinghouse; Papetries de Lana; and the inks and adhesive resins business of DSM.

(b) The elimination of earnings for acquired businesses previously accounted for under the equity method.

(c) The pro forma adjustments include the increase in depreciation and goodwill amortization expense resulting from the purchase adjustments related to the acquired businesses. Depreciation expense is computed under the straight-line method over lives ranging from 6 to 40 years. Goodwill is amortized over 40 years.

(d) The estimated reduction in costs resulting from the closure of certain distribution facilities of an acquired business. Costs include employee salaries and benefits and rental costs.

(e) The reduction in selling and administrative expenses resulting from purchase adjustments related to the restructuring of certain acquired businesses.

(f)  Interest expense on acquisition related debt.

(g)  Deferred taxes on the pro forma adjustments.

(h)  Minority interest in the acquired businesses.

(i)  Additional shares issued in conjunction with the acquired businesses.

                                         6


        (c) Exhibits:

        (12) Computation of Ratio of Earnings to Fixed Charges


ITEM 8. CHANGES IN FISCAL YEAR

        N/A


                                Signature
                                ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            INTERNATIONAL PAPER COMPANY
                                            (Registrant)


Date: August 30, 1995                       /s/ SYVERT E. NERHEIM
      Purchase, NY                          ----------------------------
                                            Syvert E. Nerheim
                                            Assistant Secretary


                                       7